ITW Conference Call

Fourth Quarter

2005

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Ron Kropp

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2006………………….… Ron Kropp

4.

Q & A………………......…………John Brooklier/Ron Kropp

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and operating results for the first quarter and full-year 2006 and the company’s earnings and acquired revenue forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, automotive, general industrial, food retail and service, or real estate markets, (2) deterioration in business and economic conditions, particularly in North America, the European Community and Australia,
(3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 203-369-0128

No pass code necessary

Telephone replay available through midnight of
February 14, 2006

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2004

2005

Q4

Q4

Amount

%

Operating Revenues

3,051.6

3,294.3

242.7

8.0%

Operating Income

535.2

595.2

60.0

11.2%

% of Revenues

17.5%

18.1%

0.6%

Income From Continuing Operations

Income Amount

359.2

400.6

41.4

11.5%

Income Per Share-Diluted

1.21

1.42

0.21

17.4%

Average Invested Capital

7,859.5

8,330.8

(471.3)

-6.0%

Return on Average Invested Capital

19.0%

20.0%

1.0%

Free Operating Cash Flow

298.3

408.9

110.6

37.1%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

3.6%

8.3%

0.8%

Nonvolume-related

-

-1.3%

-0.2%

Total

3.6%

7.0%

0.6%

Acquisitions / Divestitures

5.5%

2.7%

-0.4%

Translation

-0.7%

-0.1%

0.1%

Impairment

-

-0.6%

-0.1%

Restructuring

-

0.4%

0.1%

Leasing & Investments

0.3%

1.8%

0.2%

Intercompany

-0.7%

-

0.1%

Total

8.0%

11.2%

0.6%

ITW
Leasing & Investments

2004

2005

Q4

Q4

Amount

%

Operating Revenues

33.3

42.2

8.9

26.6%

Operating Income

27.9

37.5

9.6

34.7%

Operating Margins

83.7%

89.0%

5.3%

F(U) Last Year

ITW
Non Operating & Taxes

2004

2005

Q4

Q4

Amount

%

Operating Income

535.2

595.2

60.0

11.2%

Interest Expense

(15.8)

(22.7)

(6.9)

Other Expense

(5.5)

(0.1)

5.4

Income From Continuing Operations-P/T

513.9

572.4

58.5

11.4%

Income Taxes

154.7

171.8

(17.1)

% to Pre Tax Income

30.1%

30.0%

0.1%

Income From Continuing Operations-A/T

359.2

400.6

41.4

11.5%

F(U) Last Year

ITW
Invested Capital

12/31/04

9/30/05

12/31/05

Trade Receivables

2,054.6

2,168.6

2,098.3

Days Sales Outstanding

60.6

59.9

57.3

Inventories

1,281.2

1,229.7

1,203.1

Months on Hand

1.9

1.8

1.7

Other Current Assets

319.0

303.2

439.8

Accounts Payable & Accruals

(1,647.4)

(1,641.8)

(1,747.8)

Operating Working Capital

2,007.4

2,059.7

1,993.4

% to Revenue(Prior 4 Qtrs.)

17%

16%

15%

Net Plant & Equipment

1,876.9

1,825.5

1,807.1

Investments

912.5

1,021.2

896.5

Goodwill

2,753.1

2,877.8

3,009.0

Other, net

534.9

489.7

681.7

Invested Capital

8,084.8

8,273.9

8,387.7

ITW
Debt & Equity

12/31/04

9/30/05

12/31/05

Total Capital

Short Term Debt

203.5

378.6

252.9

Long Term Debt

921.1

965.5

958.3

Total Debt

1,124.6

1,344.1

1,211.2

Stockholders' Equity

7,627.6

7,281.1

7,546.9

Total Capital

8,752.2

8,625.2

8,758.1

Less:

Cash

(667.4)

(351.3)

(370.4)

Net Debt & Equity

8,084.8

8,273.9

8,387.7

Debt to Total Capital

13%

16%

14%

ITW
Cash Flow

2004

2005

Q4

Q4

Net Income

358.1

400.6

Adjust for Non-Cash Items

276.7

34.7

Changes in Operating Assets & Liabilities

(251.8)

50.7

Net Cash From Operating Activities

383.0

486.0

Additions to Plant & Equipment

(84.7)

(77.1)

Free Operating Cash Flow

298.3

408.9

Stock Repurchase

(527.7)

-

Acquisitions

(148.9)

(314.2)

Purchase of Investments

(28.8)

(29.0)

Dividends

(83.0)

(92.4)

Debt

100.6

(131.6)

Proceeds from Investments

28.1

173.9

Other

98.5

3.5

Net Cash Increase(Decrease)

(262.9)

19.1

ITW
Return on Average Invested Capital

2004

2005

F(U)

Current Quarter

Q4

Q4

Prior Yr.

Operating Income after Taxes

374.1

416.7

42.6

Operating Margins

12.3%

12.6%

0.3%

Average Invested Capital

7,859.5

8,330.8

(471.3)

Capital Turnover

1.55

1.58

0.03

Return on Average Invested Capital

19.0%

20.0%

1.0%

2004

2005

F(U)

Year to Date

Q4

Q4

Prior Yr.

Operating Income after Taxes

1,377.9

1,547.6

169.7

Operating Margins

11.7%

12.0%

0.3%

Average Invested Capital

7,603.8

8,277.7

(673.9)

Capital Turnover

1.54

1.56

0.02

Return on Average Invested Capital

18.1%

18.7%

0.6%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

247

168

78

131

151

36

105

292

Purchase Price

Cash Paid

184

193

62

149

188

12

113

314

Stock Issued

2

-

-

-

-

-

-

-

Total

186

193

62

149

188

12

113

314

Number of Acquisitions

North America

Engineered Products

2

1

1

1

1

1

5

4

Specialty Systems

-

1

1

1

1

-

3

1

International

Engineered Products

5

2

-

1

-

1

-

-

Specialty Systems

3

4

1

-

1

1

3

-

Total

10

8

3

3

3

3

11

5

2004

2005

Key Economic Data

December ’05 ISM Index: reasonably strong at
54.2%; December ’05 new order index at 55.5%

US Industrial Production (ex. Tech.): +2.4% in
December ’05 compared to +1.6% in September ’05

Weaker fundamentals in Europe

UK industrial production: -2.4%

France industrial production: +1.3%

Euro-Zone ISM: slightly above 50% level

ITW
Engineered Products - North America

2004

2005

Q4

Q4

Amount

%

Operating Revenues

832.6

916.7

84.1

10.1%

Operating Income

130.9

156.9

26.0

19.9%

Operating Margins

15.7%

17.1%

1.4%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

2.8%

7.2%

0.7%

Nonvolume-related

-

3.4%

0.5%

Total

2.8%

10.6%

1.2%

Acquisitions / Divestitures

7.1%

5.8%

-0.3%

Translation

0.2%

0.2%

-

Impairment

-

-

-

Restructuring

-

3.3%

0.5%

Total

10.1%

19.9%

1.4%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: -1% for Q4 ’05

Wilsonart (high pressure laminate): base revenues -7% in Q4 ’05

            - largely due to volume issues from flooring unit; focusing on new product development

ITW construction (tools and fasteners) base revenues: +5% for Q4
’05

            - new housing: +4% in Q4 ’05

            - renovation: +5% in Q4 ’05

            - commercial: +5% in Q4 ’05

Engineered Products - North America
Key Points

Auto base revenues: +5% for Q4 ’05

Big 3 build rates: -1% for Q4 ’05

GM: +1%

Ford: -7%

Chrysler: +2%

New domestics: +15%

Big 3 inventories: 77 days at 12-31-05

GM: 71 days

Ford: 79 days

Chrysler: 86 days

New domestics’ inventories: 48 days at 12-31-05

ITW Big 3 auto build forecast for 2006:

Down 2% to 4% for full year ’05

Industrial: base revenues +6% for Q4 ’05

Top performers: Valeron, Fibre Glass Evercoat,
Minigrip/ZipPak, Polymers

ITW
Engineered Products - International

2004

2005

Q4

Q4

Amount

%

Operating Revenues

691.3

716.5

25.2

3.6%

Operating Income

109.8

117.2

7.4

6.7%

Operating Margins

15.9%

16.4%

0.5%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

0.5%

1.2%

0.1%

Nonvolume-related

-

0.4%

0.1%

Total

0.5%

1.6%

0.2%

Acquisitions / Divestitures

4.7%

3.3%

-0.2%

Translation

-1.6%

-0.1%

0.2%

Impairment

-

-

-

Restructuring

-

1.9%

0.3%

Total

3.6%

6.7%

0.5%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +1% in Q4 ’05

Europe: +2% (growth in France & Nordic countries)

Austral-Asia: -1% (commercial/retail weakness in
Australia)

Wilsonart Intl.: -2% (weakness in UK offset growth in Asia
& Germany)

Automotive base revenues: -1% in Q4 ’05

Builds: -3% in Q4 ’05

Daimler/Chrysler: -9.6%; Renault: -6.7%;
Citroen/Peugeot: -5.2%; GM Group: -2.7%; BMW: +5.7%

ITW FY ’06 forecast: flat

Industrial base revenues: +2% in Q4 ’05

Industrial plastics: +2%; polymers: +1%; electronic
component packaging: +13%

ITW
Specialty Systems - North America

2004

2005

Q4

Q4

Amount

%

Operating Revenues

952.2

1,070.4

118.2

12.4%

Operating Income

179.1

199.1

20.0

11.1%

Operating Margins

18.8%

18.6%

-0.2%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

7.7%

17.0%

1.6%

Nonvolume-related

-

-5.3%

-0.9%

Total

7.7%

11.7%

0.7%

Acquisitions / Divestitures

4.4%

2.9%

-0.2%

Translation

0.3%

0.4%

-

Impairment

-

-1.9%

-0.3%

Restructuring

-

-2.0%

-0.4%

Total

12.4%

11.1%

-0.2%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 14% growth in Q4 ’05 due
primarily to demand for replacement products and new
product introductions

Food Equipment base revenues: 5% growth in Q4 ’05;
restaurant/institutional customers and parts/service were
strongest contributors

Total Packaging: +5% base revenue growth in Q4 ’05

Signode packaging: +1% base revenue growth

Other industrial packaging units (stretch/paper) grew
base revenues double-digit in the quarter

Finishing: +11% base revenue growth in Q4 ’05

ITW
Specialty Systems - International

2004

2005

Q4

Q4

Amount

%

Operating Revenues

646.3

673.0

26.7

4.1%

Operating Income

87.4

84.5

(2.9)

-3.3%

Operating Margins

13.5%

12.6%

-0.9%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

1.7%

4.9%

0.4%

Nonvolume-related

-

-3.8%

-0.5%

Total

1.7%

1.1%

-0.1%

Acquisitions / Divestitures

4.9%

-1.9%

-0.8%

Translation

-2.5%

-1.5%

0.1%

Impairment

-

-

-

Restructuring

-

-1.0%

-0.1%

Total

4.1%

-3.3%

-0.9%

% F(U) Prior Year

Specialty Systems - International
Key Points

Total packaging: +1% in Q4 ’05

      -Signode packaging declined 6% in Europe and grew 3% in

       Asia/Pacific

      -Other specialty packaging businesses grew 3% and 17%

Food Equipment: base revenues +2% in Q4 ’05; most growth
emanating from  institutional demand in Europe

Welding: base revenue +15% in Q4 ’05 due to stronger sales in
Asia and Europe

Finishing: base revenues declined 3% in Q4 ’05

ITW
2006 Forecast

Mid

Low

High

Point

1st Quarter

Base Revenues

2.7%

4.7%

3.7%

Income Per Share-Diluted

$1.12

$1.18

$1.15

%F(U) 2005

6%

11%

8%

Full Year

Base Revenues

3.2%

5.2%

4.2%

Income Per Share-Diluted

$5.60

$5.78

$5.69

%F(U) 2005

8%

11%

9%

ITW 2006 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $800 million to $1.0 billion range.

Restructuring cost of $30 to $50 million.

Estimated impairment of goodwill/intangibles of $15 to $25
million.

Nonoperating investment income of $45 to $55 million, which
is lower than 2005 by $75 to $85 million.

Tax rate of 31.5% for the first quarter and the full year.

ITW Conference Call

 Q & A

Fourth Quarter

2005